                                                                 Exhibit 10.6(b)


                                AMENDMENT NO. 3
                                      TO
                          ATLANTIC RICHFIELD COMPANY
                             ANNUAL INCENTIVE PLAN
                          ___________________________

Pursuant to authority contained in resolutions adopted by the Board of Directors on February 27, 1995, the following amendment is hereby made to the Atlantic Richfield Company Annual Incentive Plan (the "Plan") with respect to plan years commencing on or after January 1, 1995.

Section 5(b) of the Plan is amended to read as follows:

 "(b)   Individual Award Levels:

  (1)   Subject to any modifications pursuant to Subparagraphs (a), (c) and/or
     (d), each participant shall be granted an Award equal to the percent of Base Salary listed opposite the Salary Grade Level which he or she holds, as described under the Schedule of Award Levels under Subparagraph (2) of this paragraph.


  (2)   Schedule of Award Levels:

                                                APPLICABLE
               SALARY GRADE                     PERCENTAGE
        ----------------------------            ----------
        Chairman of the Board and/or
         Chief Executive Officer (EO)               65
        President and/or
         Chief Operating Officer and any other
         Officer in Grade EO                        60
                     E1                             55
                     E2                             35
                     E3                             25
                     E4                             20
                     10                             15
                     9                              15

  (3) Award Levels as determined in Subparagraph (2) of this paragraph are based upon the 50th percentile of bonuses paid by the Comparison Corporations. The Applicable Percentage will be modified, as necessary, to achieve this objective."

  Executed this 31st day of March, 1995.
                ----        -----

ATTEST                                ATLANTIC RICHFIELD COMPANY


BY: /s/ Armineh Simonian              BY: /s/ JOHN H. KELLY
    -----------------------               --------------------
                                          John H. Kelly
                                          Vice President
                                          Human Resources

                                     - 2 -